                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  -----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)        OCTOBER 20, 1998
                                                -------------------------------



                    IMC HOME EQUITY LOAN OWNER TRUST 1998-4
-------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          NEW YORK                   333-48429-02               13-7171435
          --------                   ------------            -----------------
(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)


C/O THE CHASE MANHATTAN BANK
STRUCTURED FINANCE SERVICES
450 WEST 33RD STREET, NEW YORK, NY                                10001-2697
----------------------------------------                          ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE       (813) 984-8801
                                                  -----------------------------


                                   NO CHANGE
-------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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Item 5.  Other Events.
         On October 20, 1998 a scheduled distribution was made from the Trust to holders of the Notes. The information contained in the Trustee's Monthly Servicing Report for the month of September, 1998 dated October 20, 1998 attached hereto as Exhibit 19 is hereby incorporated by reference.

         In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of September, 1998 was $213,605.96.




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

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits.

19.  Trustee's Monthly Servicing Report for the month of September, 1998.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        By: IMC SECURITIES, INC.,
                                            As Depositor

                                        By: /s/ Thomas G. Middleton
                                           ------------------------------------
                                            Thomas G. Middleton
                                            President, Chief Operating Officer,
                                            Assistant Secretary and Director

                                        By: /s/ Stuart D. Marvin
                                           ------------------------------------
                                            Stuart D. Marvin
                                            Chief Financial Officer


Dated: October 20, 1998



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                                 EXHIBIT INDEX


Exhibit No.         Description                                       Page No.
-----------         -----------                                       --------
    19.       Trustee's Monthly Servicing Report
              for the Month of September, 1998.                           6



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